UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-171055-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-171055-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-171055-03	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

399 Park Avenue New York, New York		10043
(Address of principal executive offices of depositor and sponsor)		(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

Reporting System Enhancements

As previously disclosed in the issuance trust’s quarterly Form 8-K for the second quarter of 2013, filed with the SEC on July 26, 2013 (the “2Q 2013 Form 8-K”), starting with the trust monthly reporting period beginning on April 26, 2013 and ended May 28, 2013, system enhancements have provided management with improved financial reporting for the issuance trust, the master trust’s assets and the collateral certificate.

Implementation of the system enhancements was fully completed during July 2013. As a result, the characterization and recordation of certain cardholder payments, fees, adjustments, returns and reversals (collectively “payments”) were improved for financial reporting purposes for all periods beginning after June 25, 2013. The improved characterization and recording of these payments resulted in a marginal decrease in the reported finance charge payments, interchange and recoveries, and a marginal increase in the reported net credit losses, as compared with the financial reporting if these system enhancements had not been implemented. As a result, Gross Charge-Offs, Recoveries, Finance Charges and Fees Paid, and Revenue Yield as a percentage of total Principal Receivables will each be marginally lower, and Net Losses and Net Losses as a percentage of Gross Charge-Offs will each be marginally higher, for all periods beginning after June 25, 2013, as compared with the information that would have been reported for such items in this Form 8-K reporting period and future reporting periods if the system enhancements had not been implemented.

Financial reporting for all periods beginning after June 25, 2013 is not fully comparable to financial reporting for prior periods. Further, system limitations prevent management from producing data that would have been reported in past periods had the system enhancements been implemented prior to June 25, 2013, other than certain estimates shown in the 2Q 2013 Form 8-K, and also prevent the production of data that would have been reported in this and future periods had the system enhancements not been implemented. Therefore, the variances in the financial reporting for this and future Form 8-K reporting periods between the reported data and the data that would have been reported had the system enhancements not been implemented will not be available.

Only the financial reporting was impacted by these changes. The master trust’s assets and the servicing of those assets were not impacted. Other than those items discussed above or as previously disclosed, no additional significant impacts to the information reported on this Form 8-K have been identified as a result of the system enhancements, and management does not currently expect any additional significant impacts to the information reported on this Form 8-K in the future.

Refer to the 2Q 2013 Form 8-K for additional information regarding the system enhancements. In addition, the issuance trust’s Form 10-D’s filed with the SEC on July 15, 2013 and August 15, 2013 described certain impacts to the financial reporting on Form 10-D also as a result of the system enhancements.

Loss and Delinquency Experience

The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown on a cash basis. The Net Loss percentage calculated for each period below is obtained by dividing Net Losses by the Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 25, 2014, 365/365 for the year ended December 26, 2013, 366/365 for the year ended December 26, 2012, and 365/364 for the year ended December 27, 2011).

If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in net losses, and such increases could be significant.

Loss Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 25, 2014	Year Ended December 26, 2013	Year Ended December 26, 2012	Year Ended December 27, 2011
Average Principal Receivables Outstanding	$47,999,555	$39,660,646	$53,779,354	$60,924,613

Gross Charge-Offs	$765,544	$1,797,828	$3,191,647	$4,886,666
Recoveries	$207,183	$591,651	$759,252	$698,723

Net Losses	$558,361	$1,206,177	$2,432,395	$4,187,943

Net Losses as a Percentage of Average Principal Receivables Outstanding	2.35%	3.04%	4.54%	6.89%

Net losses as a percentage of gross charge-offs for the six months ended June 25, 2014, were 72.94% and for each of the years ended December 26, 2013, December 26, 2012, and December 27, 2011, were 67.09%, 76.21%, and 85.70%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs. During the 42 trust monthly reporting periods from January 2011 through June 2014, such reductions ranged from 0.01% to 0.98% of the outstanding principal receivables as of the end of the related trust monthly reporting period. The reduction of receivables in this manner reduces only the seller’s interest in the master trust. Recoveries are collections received in respect of principal receivables previously charged off as uncollectible. Net losses are gross charge-offs minus recoveries.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts as of each of the dates shown. The Delinquent Amount includes both principal receivables and finance charge receivables. Each percentage is the result of dividing the corresponding delinquent amount as of the end of the period indicated by the sum of the average principal receivables and average finance receivables outstanding during the six months ended June 29, 2014, and the years ended December 29, 2013, December 30, 2012, and December 25, 2011. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in delinquencies, and such increases could be significant.

Delinquency Experience for the Accounts

(Dollars in Thousands)

	As of June 29, 2014		As of December 29, 2013		As of December 30, 2012		As of December 25, 2011
Number of Days Delinquent	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage	Delinquent Amount	Percentage
Up to 34 days	$817,485	1.60%	$777,989	1.83%	$976,601	1.81%	$1,281,238	2.08%
35 to 64 days	208,807	0.41	210,171	0.50	316,108	0.58	525,245	0.85
65 to 94 days	155,467	0.30	162,883	0.38	271,656	0.50	423,006	0.69
95 to 124 days	140,115	0.27	142,924	0.34	246,651	0.46	351,324	0.57
125 to 154 days	124,809	0.24	112,870	0.27	184,600	0.34	289,044	0.47
155 to 184 days	108,139	0.21	101,753	0.24	174,820	0.32	268,674	0.44

Total	$1,554822	3.03%	$1,508,590	3.56%	$2,170,436	4.01%	$3,138,531	5.10%

More recently originated, less seasoned accounts have historically experienced higher delinquencies and net losses than well seasoned accounts. From January 2010 to August 2013, no additional accounts were designated to the master trust. Beginning in September 2013, a portion of the accounts designated to the master trust in lump additions has consisted of accounts originated in 2010 and thereafter.

Citibank, as servicer, may enter into arrangements to extend or otherwise change payment schedules for cardholders who are experiencing financial hardship. This includes reducing interest rates, ceasing the accrual of interest entirely or making other accommodations to a cardholder. The following table presents the number of accounts and the receivables outstanding of portfolios designated to the master trust subject to such arrangements as of the dates noted, and as percentages of the total number of accounts and total outstanding receivables in the master trust as of June 30, 2014:

	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Loan Modifications - as of 06/30/2014	177,116	0.78%	$705,844,256	1.38%
Total as of 6/30/2014	22,650,640		$51,121,701,111

Revenue Experience

The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 25, 2014, and for each of the years December 26, 2013, December 26, 2012, and December 27, 2011, are set forth in the following table. The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield calculated for each period below is obtained by dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/181 for the six months ended June 25, 2014, 365/365 for the year ended December 26, 2013, 366/365 for the year ended December 26, 2012, and 365/364 for the year ended December 27, 2011).

Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual membership fee, other fees paid by cardholders, the amount, if any, of principal receivables that is discounted and treated as finance charge receivables, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

Revenue Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended June 25, 2014	Year Ended December 26, 2013	Year Ended December 26, 2012	Year Ended December 27, 2011
Finance Charges and Fees Paid	$4,212,316	$6,998,325	$8,923,604	$10,335,132
Average Revenue Yield	17.70%	17.65%	16.64%	17.01%

The revenues from periodic finance charges and fees — other than annual fees — depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months — as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases — and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts added from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts and other factors.

From March 2009 to March 2011, a 1% discount percentage was applied to the principal receivables in the credit card accounts designated to the master trust. The impact of this discounting – by recharacterizing 1% of principal collections as finance charge collections – was to increase the reported revenue yield on the accounts by an amount ranging from 1.97% to 2.39%, with an average increase of 2.17%, during the 25 trust monthly reporting periods that discounting was in effect. This discounting was discontinued in accordance with the operative documents in April 2011 because the 3-month average excess spread was above 7% for each of the three preceding trust monthly reporting periods.

Cardholder Monthly Payment Rates

The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month.

Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment or may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. Monthly payment rates include amounts that are treated as payments of principal receivables and finance charge receivables with respect to the accounts under the pooling and servicing agreement. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change. Cardholder monthly payment rates are calculated on the balances of those cardholder accounts that have an amount due. Cardholder accounts with a zero balance or a credit balance are excluded from these calculations.

As of the most recent related billing date prior to June 29, 2014, 38.84% of the accounts had a credit balance or otherwise had no payment due, 26.65% of the cardholders paid their entire outstanding balance, 5.63% of the cardholders made only the minimum payment due, 3.74% of the cardholders paid an amount less than the minimum due (including no payment) and the remaining 25.14% of the cardholders paid an amount greater than the minimum due, but less than the entire outstanding balance.

Cardholder Monthly Payment Rates for the Accounts

	Six Months Ended June 25, 2014	Year Ended December 26, 2013	Year Ended December 26, 2012	Year Ended December 27, 2011
Lowest Month	22.86%	20.00%	19.74%	18.44%
Highest Month	26.32%	26.00%	22.63%	22.11%
Average of the Months in the Period	25.09%	23.49%	21.56%	20.48%

Interchange

Credit card-issuing banks participating in the MasterCard International, VISA and American Express systems receive interchange or similar fee income – referred to herein as interchange – as compensation for performing issuer functions, including taking credit risk, absorbing certain fraud losses and funding receivables for a limited period before initial billing. Under the MasterCard International, VISA and American Express systems, interchange in connection with cardholder charges for merchandise and services is passed from banks or other entities which clear the transactions for merchants to credit card-issuing banks. Interchange generally ranges from approximately 1% to 2% of the transaction amount, but may be higher for some card products or transactions. Citibank is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank. MasterCard International, VISA and American Express may change the amount of interchange reimbursed to banks issuing their credit cards.

The Credit Card Receivables

The receivables in the credit card accounts designated to the master trust as of June 29, 2014 included $560,687,895 of finance charge receivables and $50,561,013,215 of principal receivables – which amounts include overdue finance charge receivables and overdue principal receivables. As of June 29, 2014, there were 22,650,640 accounts. For financial reporting purposes, included within the accounts are inactive, zero balance accounts other than those categorized as converted or lost or stolen accounts. The accounts had an average principal receivable balance of $2,232 and an average credit limit of $12,852. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 17.37%. 91.78% of the accounts were opened before June 2012.

As of June 29, 2014, 99.86% of the credit card receivables in the master trust represented obligations of cardholders with billing addresses in the United States. Of the accounts, as of June 29, 2014, the following percentages related to cardholders with billing addresses in the following states:

	Percentage of Total Number of Accounts	Percentage of Total Outstanding Receivables
California	14.76%	14.03%
New York	11.74%	9.98%
Texas	7.88%	9.63%
Florida	6.65%	6.16%
Illinois	5.59%	6.09%

Since the largest number of cardholders’ billing addresses were in California, New York, Texas, Florida and Illinois, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables. No other state represents more than 5% of the number of accounts or outstanding receivables.

As of June 29, 2014, 2.28% of the credit card receivables in the master trust related to small business revolving credit card accounts originated by Citibank. The receivables in the 210,399 small business credit card accounts designated to the master trust as of June 29, 2014 included $8,727,054 of finance charge receivables and $1,155,555,537 of principal receivables – which amounts include overdue finance charge receivables and overdue principal receivables.

Citibank issues its small business credit cards to business owners who agree to use the cards for business purposes. With respect to substantially all accounts, both the individual business owner and the business are jointly and severally liable for all charges and balances on the account. For the remainder of the accounts, only the individual business owner is liable. The small business credit card accounts generally have higher receivables balances, credit limits and monthly payment rates than the other accounts designated to the master trust, taken as a whole. In addition, interchange generated on the receivables in these accounts is generally higher than the interchange generated on the receivables in the other accounts designated to the master trust.

As of June 29, 2014, the small business credit card accounts designated to the master trust had an average principal receivable balance of $5,492 and an average credit limit of $32,061. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 17.13%. 99.57% of the accounts were opened before June 2012. Of the accounts, as of June 29, 2014, 24.31% of the receivables related to obligors with billing addresses in California and 17.67% in Texas. No other state represents more than 10% of the outstanding receivables. As of June 29, 2014, 94.11% of the receivables in the accounts related to obligors with a FICO score greater than 660, and 97.90% of the receivables had a “current” payment status as of the most recent related billing date.

As of the most recent related billing date prior to June 29, 2014, 30.09% of the small business credit card accounts had a credit balance or otherwise had no payment due, 48.88% of the obligors paid their entire outstanding balance, 2.22% of the obligors made only the minimum payment due, 3.02% of the obligors paid an amount less than the minimum due (including no payment) and the remaining 15.79% of the obligors paid an amount greater than the minimum due, but less than the entire outstanding balance.

As of June 29, 2014, approximately 24.51% of the credit card receivables in the master trust are related to credit cards issued under the Citibank/American Airlines AAdvantage co-brand program. Cardholders in the AAdvantage program receive benefits for the amounts charged on their AAdvantage cards, including frequent flyer miles in American Airlines’ frequent flyer program. Conditions that adversely affect the airline industry or American Airlines could adversely affect the usage and payment patterns of the AAdvantage cards. In addition, any future termination of the AAdvantage program could have an adverse effect on the payment rates and excess spread reported by the master trust.

The credit card accounts include receivables which, in accordance with the servicer’s normal servicing policies, were charged-off as uncollectible. However, for purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged-off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

The following tables summarize the credit card accounts designated to the master trust as of June 29, 2014 by various criteria. References to “Receivables Outstanding” in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account’s unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future.

Composition of Accounts by Account Balance

Account Balance	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	225,925	1.00%	$(52,093,030)	(0.10)%
No Balance	9,295,192	41.03	0	0.00
Less than or equal to $500.00	3,486,029	15.39	656,527,542	1.28
$500.01 to $1,000.00	1,535,595	6.78	1,133,926,528	2.22
$1,000.01 to $2,000.00	1,967,199	8.68	2,896,712,668	5.67
$2,000.01 to $3,000.00	1,282,140	5.66	3,181,322,008	6.22
$3,000.01 to $4,000.00	934,585	4.13	3,255,807,325	6.37
$4,000.01 to $5,000.00	731,262	3.23	3,282,151,469	6.42
$5,000.01 to $6,000.00	537,503	2.37	2,949,250,151	5.77
$6,000.01 to $7,000.00	434,413	1.92	2,818,384,584	5.51
$7,000.01 to $8,000.00	347,946	1.54	2,604,360,543	5.09
$8,000.01 to $9,000.00	290,632	1.28	2,467,026,531	4.83
$9,000.01 to $10,000.00	238,618	1.05	2,265,514,777	4.43
$10,000.01 to $15,000.00	674,337	2.98	8,177,489,906	16.00
$15,000.01 to $20,000.00	311,516	1.38	5,379,945,728	10.52
Over $20,000.00	357,748	1.58	10,105,374,381	19.77

Total	22,650,640	100.00%	$51,121,701,111	100.00%

Composition of Accounts by Credit Limit

Credit Limit	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to $500.00	524,137	2.31%	43,720,011	0.09%
$500.01 to $1,000.00	514,318	2.27	153,572,553	0.30
$1,000.01 to $2,000.00	1,163,953	5.14	705,582,277	1.38
$2,000.01 to $3,000.00	1,042,015	4.60	984,786,321	1.93
$3,000.01 to $4,000.00	946,251	4.18	1,127,360,046	2.21
$4,000.01 to $5,000.00	1,221,866	5.39	1,750,456,983	3.42
$5,000.01 to $6,000.00	956,560	4.22	1,357,179,486	2.65
$6,000.01 to $7,000.00	1,019,650	4.50	1,685,496,215	3.30
$7,000.01 to $8,000.00	1,024,725	4.52	1,637,920,732	3.20
$8,000.01 to $9,000.00	1,037,580	4.58	1,839,910,264	3.60
$9,000.01 to $10,000.00	1,138,417	5.03	1,977,310,708	3.87
$10,000.01 to $15,000.00	4,447,878	19.64	8,726,680,490	17.07
$15,000.01 to $20,000.00	2,350,317	10.38	6,062,819,059	11.86
Over $20,000.00	5,262,973	23.24	23,068,905,966	45.12

Total	22,650,640	100.00%	$51,121,701,111	100.00%

Accounts presented in the table below as “Current” include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.

Composition of Accounts by Payment Status

Payment Status	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current	22,366,839	98.75%	$49,566,879,708	96.97%
Up to 34 days delinquent	182,085	0.80	817,485,383	1.60
35 to 64 days delinquent	35,412	0.16	208,806,615	0.41
65 to 94 days delinquent	22,383	0.10	155,467,040	0.30
95 to 124 days delinquent	17,270	0.08	140,114,802	0.27
125 to 154 days delinquent	14,536	0.06	124,809,018	0.24
155 to 184 days delinquent	12,115	0.05	108,138,545	0.21

Total	22,650,640	100.00%	$51,121,701,111	100.00%

Composition of Accounts by Age

Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 6 months	0	0.00%	$0	0%
Over 6 months to 12 months	521,341	2.30	1,246,971,254	2.44
Over 12 months to 24 months	1,341,190	5.92	2,860,444,702	5.60
Over 24 months to 36 months	1,139,792	5.03	3,356,891,040	6.57
Over 36 months to 48 months	760,033	3.36	2,551,895,160	4.99
Over 48 months to 60 months	581,457	2.57	1,220,958,814	2.39
Over 60 months	18,306,827	80.82	39,884,540,141	78.01

Total	22,650,640	100.00%	$51,121,701,111	100.00%

The following table sets forth the composition of accounts by FICO®* score as of June 29, 2014. A FICO score is a measurement determined by Fair, Isaac & Company using information collected by major credit bureaus to assess credit risk. A credit report is generally obtained from one or more credit bureaus for each application for a new account. Once a customer has been issued a card, Citibank refreshes the FICO score on most accounts on a monthly basis. Citibank generally does not refresh the FICO scores of closed accounts that have no balance and certain other categories of accounts. A FICO score of zero indicates that the FICO score of an account has not been refreshed for one of these reasons or that the customer did not have enough credit history for a FICO score to be calculated.

As of June 29, 2014, 90.34% of the receivables in the master trust related to obligors whose FICO score is greater than 660.

Composition of Accounts by FICO Score

FICO Score	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
0	6,928,145	30.59%	$262,034,448	0.51%
001 to 599	215,271	0.95	1,152,262,555	2.25
600 to 639	300,371	1.33	1,532,568,569	3.00
640 to 660	366,916	1.62	1,990,001,198	3.89
661 to 679	632,670	2.79	3,604,614,560	7.05
680 to 699	954,622	4.21	5,722,061,863	11.19
700 to 719	1,151,584	5.08	6,823,194,242	13.35
720 to 739	1,200,597	5.30	6,372,665,479	12.47
740 to 759	1,271,480	5.61	5,746,455,479	11.24
760 to 800	2,882,513	12.73	8,601,475,480	16.83
801 and above	6,746,471	29.79	9,314,367,238	18.22

Total	22,650,640	100.00%	$51,121,701,111	100.00%

*	FICO® is a registered trademark of Fair, Isaac & Company.

Billing and Payments

The credit card accounts have different billing and payment structures, including different periodic finance charges and fees. The following information reflects the current billing and payment characteristics of the accounts.

In general, each month billing statements are sent to cardholders. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of any amount which is past due plus any amount which is in excess of the credit limit and, for most accounts, the greatest of the following:

•	For most accounts, the new balance on the billing statement if it is less than $20, or $20, if the new balance is at least $20;

•	For certain other accounts, the new balance on the billing statement if it is less than $25, or $25, if the new balance is at least $25;

•	1% of the new balance plus the amount of any billed finance charges and any billed late fee; and

•	1.5% of the new balance.

A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day’s balance, adding any new purchases or cash advances and fees, adding the daily finance charge on the previous day’s balance, and subtracting any payments or credits. Cash advances are included in the daily balance from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous billing statement are paid in full by the due date indicated on the statement.

As of the date of this Form 8-K:

•	the periodic finance charge imposed on balances in most credit card accounts for purchases is the Prime Rate, as published in The Wall Street Journal, plus a percentage ranging from 10.74% to 21.74%. A small portion of the credit card accounts have a non-variable periodic finance charge imposed on purchase balances ranging from 13.99% to 24.99%;

•	the periodic finance charge imposed on balances in most credit card accounts for cash advances is the sum of the Prime Rate and 21.99%; and

•	if a cardholder fails to make a payment by the due date under their credit card agreement, the periodic finance charge assessed on new transactions can be increased up to the sum of the Prime Rate and 26.74%, with 45 days advance notice. If a cardholder fails to make a payment for more than 60 days after the due date under their credit card agreement, the periodic finance charge assessed on existing balances in their account can be increased up to the sum of the Prime Rate and 26.74%, with 45 days advance notice.

Promotional rates are offered from time to time to attract new cardholders and to promote balance transfers from other credit card issuers and the periodic finance charge on a limited number of accounts may be greater or less than those generally assessed on the accounts.

Most of the accounts are subject to additional fees, including:

•	a late fee if the cardholder does not make the required minimum payment by the payment date shown on the monthly billing statement. The late fee is up to $25 (or up to $35 if a late fee was assessed on the account during the previous six billing cycles); provided that the late fee will not be greater than the associated required minimum payment;

•	a cash advance fee which is generally equal to 5.0% of the amount of the cash advance, subject to a minimum fee of $10;

•	a balance transfer fee of 5.0% of the amount transferred to the account, subject to a minimum fee of $10, unless otherwise disclosed in a particular offer;

•	a fee on purchases made outside the United States, whether in U.S. dollars or a foreign currency, which is generally equal to 3.0% of the amount of the purchase, after its conversion into U.S. dollars;

•	a returned payment fee of $25 (or up to $35 if a returned payment fee was assessed on the account during the previous six billing cycles); provided that the returned payment fee will not be greater than the required minimum payment associated with the returned payment; and

•	a stop payment fee of $39, assessed if the cardholder requests that payment be stopped on a bank-issued convenience check.

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future.

Payments by cardholders on the accounts are processed and applied first to all minimum amounts due. Payments in excess of the minimum amount due generally are applied to balances associated with higher periodic rates before balances associated with lower periodic rates.

Recent Lump Additions and Removals

Citibank may from time to time transfer credit card receivables to the master trust in lump additions by designating additional accounts to the master trust. The table below presents the date, amount and percentage of the master trust portfolio of those lump additions made since January 2008 (calculated based on the principal amount of the lump addition and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump addition date).

Lump Additions of Receivables Since January 2008

Lump Addition Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
March 29, 2008	$17,911,489	$1,234,692,881	$1,252,604,370	1.63%
May 24, 2008	$6,784,413	$562,509,400	$569,293,813	0.73%
June 28, 2008	$8,369,659	$924,879,210	$933,248,869	1.19%
July 26, 2008	$4,797,729	$314,459,115	$319,256,844	0.41%
September 27, 2008	$9,666,066	$682,465,956	$692,132,022	0.89%
December 27, 2008	$15,951,494	$959,774,428	$975,725,922	1.24%
March 28, 2009	$30,094,590	$1,443,311,222	$1,473,405,812	1.97%
May 30, 2009	$4,817,064	$227,239,927	$232,056,991	0.30%
June 13, 2009	$31,644,334	$1,448,182,055	$1,479,826,389	1.93%
September 26, 2009	$48,789,788	$1,441,935,893	$1,490,725,681	1.90%
December 26, 2009	$27,034,270	$1,389,298,732	$1,416,333,002	1.83%
September 28, 2013	$56,016,655	$5,863,375,700	$5,919,392,355	17.03%
December 21, 2013	$12,901,456	$1,499,556,217	$1,512,457,673	3.79%
January 25, 2014	$84,649,372	$8,788,596,345	$8,873,245,717	20.86%
March 22, 2014	$15,799,411	$1,990,007,667	$2,005,807,078	4.11%
May 17, 2014	$13,703,032	$1,900,713,736	$1,914,416,768	3.88%

Citibank may from time to time remove credit card receivables from the master trust in lump removals, including substantial lump removals of credit card receivables in excess of the required seller’s interest (as determined by the pooling and servicing agreement and the rating agencies). The table below presents the date, amount and percentage of the master trust portfolio of those lump removals made since January 2008 (calculated based on the principal amount of the lump removal and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump removal date).

Lump Removals of Receivables Since January 2008

Lump Removal Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
June 28, 2008	$12,048,065	$1,050,947,089	$1,062,995,154	1.36%
November 29, 2008	$2,585,026	$160,923,947	$163,508,973	0.21%
August 29, 2009	$3,920,046	$214,410,219	$218,330,265	0.28%
March 16, 2013	$127,883,769	$11,859,172,625	$11,987,056,394	23.97%

In addition, Citibank from time to time removes inactive, zero balance accounts from the master trust in lump removals.

Static Pool Information

Static pool information is information relating to the master trust receivables, organized by year of origination of each related credit card account. Static pool information concerning losses, delinquencies, revenue yield and payment rate for the master trust receivables since January 2008 is set forth in the following tables. This information is organized by year of origination of the applicable account for each of the five most recent years, and for accounts originated more than five years ago. As of June 25, 2014, less than 19.18% of the accounts were originated within the last five years. There can be no assurance that the loss, delinquency, revenue yield and payment rate experience for the receivables in the future will be similar to the historical experience set forth below.

For purposes of the following tables, a “due period” for a particular month is the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month. The annualization factor for the percentages noted in the tables is 365 (or 366 in the case of a leap year) divided by the number of days in the due period. Thus, variation in the number of days in due periods can have a pronounced effect on the annualized percentages shown in the tables. In addition, static pool information is reported for new accounts only when those accounts are added to the master trust so no performance statistics are available for any period prior to the addition of the accounts to the master trust.

Net Losses

Net Losses reflect principal receivables balances that (1) have become 185 days delinquent or (2) are associated with bankruptcy filings, which are charged off within 30 days of notification. (Prior to a change in Citibank’s bankruptcy loss recognition practice in September 2009, balances were charged off within 10 days of notification of bankruptcy.) Net losses include principal recoveries. The net losses percentage shown in the tables below is calculated by dividing net principal charged off during the due period by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Net Losses by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	$40,679,260,174	2.46%	2.66%	2.86%	2.60%	2.33%	2.71%
2010	2,031,307,809	2.14	1.75	1.62	1.36	0.74	0.36
2011	3,115,202,400	2.46	1.94	1.85	1.35	0.75	0.45
2012	2,864,000,522	1.89	1.34	1.26	0.86	0.43	0.29
2013	2,426,181,299	0.70	0.53	0.50	0.27	0.11	0.09
2014	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$51,115,952,204	2.33%	2.41%	2.58%	2.30%	2.02%	2.33%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	3.08%	2.46%	2.64%	3.14%	2.69%	2.83%	2.88%	3.01%	3.11%	3.17%	3.62%	3.77%
2009	3.28	2.51	2.55	3.23	3.33	2.77	2.95	2.79	3.22	3.95	3.40	3.59
2010	0.62	0.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	0.75	0.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	0.45	0.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	0.19	0.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.86%	2.31%	2.44%	2.92%	2.71%	2.83%	2.88%	3.00%	3.11%	3.19%	3.62%	3.76%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	3.71%	3.79%	4.03%	3.99%	3.82%	4.26%	3.73%	5.23%	5.95%	4.85%	5.37%	5.26%
2008	3.64	3.90	4.00	3.79	3.28	4.52	3.83	4.97	5.86	3.81	5.17	5.54
2009	4.08	3.69	4.35	3.73	3.07	4.83	3.94	4.64	5.33	4.27	5.29	5.11
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	3.72%	3.80%	4.03%	3.98%	3.78%	4.28%	3.74%	5.20%	5.93%	4.79%	5.36%	5.27%

Year of Account Origination	Dec 2011	Nov 2011	Oct 2011	Sep 2011	Aug 2011	Jul 2011	Jun 2011	May 2011	Apr 2011	Mar 2011	Feb 2011	Jan 2011
2006 and earlier	5.11%	6.45%	5.68%	5.99%	6.98%	6.69%	6.59%	7.88%	7.87%	7.92%	7.92%	7.38%
2007	5.19	6.08	5.67	5.38	6.94	6.37	5.96	7.66	8.31	8.19	8.92	8.95
2008	5.17	5.55	5.63	4.84	6.39	6.60	5.63	7.65	7.77	7.89	8.09	8.32
2009	4.88	5.41	4.98	4.63	5.77	5.48	4.94	6.14	6.21	6.31	6.52	6.61
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	5.11%	6.36%	5.66%	5.87%	6.92%	6.64%	6.47%	7.81%	7.85%	7.89%	7.95%	7.49%

Year of Account Origination	Dec 2010	Nov 2010	Oct 2010	Sep 2010	Aug 2010	Jul 2010	Jun 2010	May 2010	Apr 2010	Mar 2010	Feb 2010	Jan 2010
2005 and earlier	8.43%	9.49%	10.45%	9.07%	11.26%	9.66%	11.38%	10.95%	11.13%	11.32%	10.83%	9.36%
2006	7.70	8.63	9.03	8.62	10.61	10.31	12.01	12.55	12.50	12.94	13.37	11.54
2007	8.34	9.52	10.15	9.15	12.50	11.34	13.42	13.53	13.41	14.06	14.64	13.58
2008	8.34	9.60	9.85	9.01	10.86	10.17	12.13	12.81	12.28	14.47	15.40	13.53
2009	6.86	7.49	8.00	6.72	7.78	7.14	7.33	6.96	4.85	4.97	6.15	4.79
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	8.34%	9.40%	10.27%	8.99%	11.18%	9.75%	11.46%	11.16%	11.23%	11.55%	11.29%	9.80%

Year of Account Origination	Dec 2009	Nov 2009	Oct 2009	Sep 2009	Aug 2009	Jul 2009	Jun 2009	May 2009	Apr 2009	Mar 2009	Feb 2009	Jan 2009
2004 and earlier	9.06%	9.72%	8.26%	9.66%	11.36%	9.29%	9.61%	9.72%	9.39%	8.87%	8.35%	6.25%
2005	9.97	9.95	9.02	10.45	12.87	9.83	10.77	10.58	10.86	10.17	10.10	7.25
2006	11.49	11.74	10.06	11.89	13.91	12.05	12.85	12.71	12.74	12.49	12.04	9.12
2007	13.15	13.72	11.89	13.63	16.35	13.95	15.73	15.56	15.22	15.12	15.68	12.11
2008	13.64	15.23	13.18	13.77	18.90	17.33	17.87	16.35	15.53	13.11	18.06	11.72
2009	3.66	6.58	4.16	1.90	1.73	0.77	0.70	0.06	0.19	N/A	N/A	N/A

Total	9.56%	10.29%	8.79%	10.15%	12.14%	10.03%	10.51%	10.50%	10.21%	9.66%	9.33%	6.95%

Delinquent Receivables that are 35 Days or More Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 35+ days percentage shown in the tables below is calculated by dividing total receivables 35 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 35+ Days by Year of Account Origination

(by Monthly Period)

Year of Account Origination	Receivables Outstanding Jun 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	$40,591,888,568	1.54%	1.59%	1.66%	1.70%	1.71%	1.71%
2010	2,028,993,789	1.16	1.06	1.03	0.88	0.75	0.62
2011	3,173,820,887	1.30	1.23	1.19	1.03	0.87	0.70
2012	2,885,792,922	1.16	1.03	0.98	0.79	0.63	0.49
2013	2,441,204,945	0.56	0.45	0.48	0.35	0.28	0.21
2014	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$51,121,701,111	1.44%	1.46%	1.53%	1.53%	1.53%	1.51%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	1.82%	1.91%	1.87%	1.78%	1.89%	1.93%	1.88%	1.98%	2.10%	2.17%	2.28%	2.34%
2009	1.80	1.91	1.86	1.73	2.08	2.05	1.99	2.08	2.18	2.24	2.39	2.46
2010	0.81	0.70	0.47	0.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	0.89	0.80	0.52	0.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	0.63	0.52	0.35	0.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	0.32	0.30	0.23	0.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	1.72%	1.82%	1.77%	1.66%	1.90%	1.94%	1.89%	1.99%	2.10%	2.17%	2.29%	2.34%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	2.27%	2.36%	2.36%	2.27%	2.30%	2.36%	2.43%	2.53%	2.70%	2.92%	3.06%	3.12%
2008	2.63	2.74	2.70	2.60	2.64	2.66	2.70	2.76	2.93	3.23	3.43	3.51
2009	2.41	2.54	2.50	2.35	2.41	2.42	2.48	2.55	2.64	2.87	3.05	3.10
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.29%	2.39%	2.38%	2.29%	2.32%	2.38%	2.44%	2.54%	2.71%	2.94%	3.08%	3.14%

Year of Account Origination	Dec 2011	Nov 2011	Oct 2011	Sep 2011	Aug 2011	Jul 2011	Jun 2011	May 2011	Apr 2011	Mar 2011	Feb 2011	Jan 2011
2006 and earlier	3.05%	3.21%	3.19%	3.23%	3.28%	3.30%	3.52%	3.61%	3.81%	4.15%	4.28%	4.28%
2007	3.85	4.03	4.02	4.09	4.10	4.14	4.34	4.40	4.67	5.13	5.32	5.45
2008	3.58	3.72	3.68	3.75	3.75	3.74	3.89	3.96	4.25	4.66	4.86	4.91
2009	3.10	3.20	3.18	3.19	3.17	3.15	3.22	3.20	3.37	3.62	3.70	3.70
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	3.11%	3.28%	3.26%	3.30%	3.35%	3.39%	3.57%	3.66%	3.87%	4.22%	4.35%	4.35%

Year of Account Origination	Dec 2010	Nov 2010	Oct 2010	Sep 2010	Aug 2010	Jul 2010	Jun 2010	May 2010	Apr 2010	Mar 2010	Feb 2010	Jan 2010
2005 and earlier	4.30%	4.58%	4.62%	4.81%	4.83%	5.17%	5.32%	5.45%	5.68%	5.88%	5.73%	5.51%
2006	5.01	5.27	5.28	5.43	5.44	5.85	6.09	6.38	6.86	7.21	7.28	7.12
2007	5.61	5.86	5.89	6.08	6.06	6.50	6.79	7.07	7.58	8.01	8.01	7.86
2008	5.10	5.33	5.42	5.62	5.62	5.93	6.10	6.31	6.77	7.14	7.33	7.44
2009	3.78	3.97	3.98	4.04	3.95	4.07	4.03	3.91	3.81	3.61	3.22	2.90
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	4.44%	4.71%	4.74%	4.93%	4.95%	5.29%	5.44%	5.59%	5.85%	6.07%	5.95%	5.75%

Year of Account Origination	Dec 2009	Nov 2009	Oct 2009	Sep 2009	Aug 2009	Jul 2009	Jun 2009	May 2009	Apr 2009	Mar 2009	Feb 2009	Jan 2009
2004 and earlier	5.33%	5.40%	5.21%	5.05%	4.94%	5.06%	5.03%	5.12%	5.31%	5.39%	5.01%	4.81%
2005	5.85	6.02	5.91	5.78	5.64	5.88	5.85	5.93	6.17	6.38	5.95	5.73
2006	6.95	7.02	6.87	6.67	6.53	6.70	6.74	6.86	7.25	7.51	7.26	7.02
2007	7.80	8.05	8.01	7.90	7.72	7.90	7.91	8.10	8.62	8.93	9.04	8.85
2008	7.56	8.49	8.60	8.41	8.53	8.87	9.04	9.23	9.75	9.48	12.40	11.48
2009	2.66	5.07	4.74	4.20	4.78	3.75	2.89	1.78	1.22	0.25	N/A	N/A

Total	5.63%	5.81%	5.66%	5.49%	5.37%	5.50%	5.49%	5.58%	5.82%	5.92%	5.61%	5.39%

Delinquent Receivables that are 95 Days or More Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 95+ days percentage shown in the tables below is calculated by dividing total receivables 95 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 95+ Days by Year of Account Origination

(by Monthly Period)

Year of Account Origination	Receivables Outstanding Jun 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	$40,591,888,568	0.80%	0.82%	0.82%	0.85%	0.87%	0.86%
2010	2,028,993,789	0.53	0.46	0.41	0.32	0.25	0.20
2011	3,173,820,887	0.62	0.56	0.49	0.38	0.29	0.22
2012	2,885,792,922	0.51	0.43	0.36	0.26	0.18	0.13
2013	2,441,204,945	0.21	0.15	0.13	0.07	0.05	0.03
2014	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$51,121,701,111	0.73%	0.73%	0.74%	0.74%	0.76%	0.74%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	0.90%	0.93%	0.90%	0.87%	0.92%	0.98%	1.00%	1.03%	1.08%	1.12%	1.20%	1.22%
2009	0.91	0.91	0.89	0.83	1.01	1.04	1.06	1.11	1.14	1.19	1.28	1.26
2010	0.26	0.11	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	0.28	0.12	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	0.16	0.07	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	0.07	0.05	0.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	0.84%	0.87%	0.84%	0.80%	0.93%	0.98%	1.00%	1.03%	1.08%	1.12%	1.20%	1.22%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	1.15%	1.14%	1.16%	1.16%	1.18%	1.23%	1.30%	1.35%	1.43%	1.54%	1.61%	1.61%
2008	1.34	1.34	1.34	1.33	1.34	1.36	1.42	1.47	1.60	1.73	1.83	1.84
2009	1.23	1.23	1.24	1.25	1.23	1.24	1.30	1.34	1.45	1.54	1.60	1.62
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	1.16%	1.15%	1.17%	1.17%	1.19%	1.24%	1.30%	1.35%	1.44%	1.55%	1.62%	1.62%

Year of Account Origination	Dec 2011	Nov 2011	Oct 2011	Sep 2011	Aug 2011	Jul 2011	Jun 2011	May 2011	Apr 2011	Mar 2011	Feb 2011	Jan 2011
2006 and earlier	1.48%	1.54%	1.57%	1.59%	1.64%	1.69%	1.82%	1.90%	1.98%	2.15%	2.26%	2.24%
2007	1.96	2.02	2.02	2.01	2.05	2.14	2.25	2.35	2.50	2.78	2.91	2.94
2008	1.81	1.86	1.87	1.84	1.85	1.89	2.03	2.14	2.31	2.50	2.66	2.65
2009	1.57	1.62	1.60	1.57	1.56	1.58	1.67	1.72	1.78	1.90	1.99	1.97
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	1.52%	1.58%	1.61%	1.62%	1.67%	1.72%	1.85%	1.93%	2.02%	2.19%	2.31%	2.29%

Year of Account Origination	Dec 2010	Nov 2010	Oct 2010	Sep 2010	Aug 2010	Jul 2010	Jun 2010	May 2010	Apr 2010	Mar 2010	Feb 2010	Jan 2010
2005 and earlier	2.18%	2.29%	2.32%	2.49%	2.53%	2.77%	2.86%	2.94%	2.90%	2.99%	3.03%	2.95%
2006	2.59	2.67	2.66	2.80	2.84	3.14	3.33	3.55	3.72	3.90	3.98	3.87
2007	2.91	3.02	3.02	3.13	3.15	3.53	3.74	4.00	4.08	4.25	4.35	4.34
2008	2.66	2.76	2.80	2.92	2.94	3.16	3.30	3.50	3.66	3.85	4.09	4.22
2009	1.94	2.04	2.04	2.10	2.04	2.14	2.10	2.08	1.94	1.69	1.48	1.39
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.26%	2.36%	2.39%	2.55%	2.59%	2.83%	2.93%	3.03%	3.02%	3.12%	3.17%	3.10%

Year of Account Origination	Dec 2009	Nov 2009	Oct 2009	Sep 2009	Aug 2009	Jul 2009	Jun 2009	May 2009	Apr 2009	Mar 2009	Feb 2009	Jan 2009
2004 and earlier	2.76%	2.72%	2.57%	2.50%	2.52%	2.71%	2.71%	2.68%	2.60%	2.63%	2.49%	2.33%
2005	3.11	3.16	2.99	2.92	2.92	3.20	3.20	3.20	3.11	3.21	3.06	2.90
2006	3.68	3.64	3.48	3.38	3.38	3.62	3.69	3.74	3.78	3.86	3.75	3.57
2007	4.27	4.34	4.18	4.04	4.02	4.31	4.35	4.46	4.58	4.72	4.79	4.61
2008	4.29	4.71	4.51	4.34	4.66	4.98	5.14	5.13	5.13	4.81	6.46	5.43
2009	1.42	2.84	2.16	1.60	2.46	1.44	0.69	0.12	0.00	0.00	N/A	N/A

Total	2.96%	2.98%	2.82%	2.73%	2.76%	2.97%	2.97%	2.96%	2.90%	2.94%	2.83%	2.64%

Monthly Total Payment Rate

The monthly total payment rate is calculated by taking the sum of all principal and finance charge payments received from cardholders over the due period and dividing it by the principal and finance charge receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal and finance charge receivables balance over the due period. The principal and finance charge receivables balance shown in the table below is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal and finance charge receivables balance over the due period.

Monthly Total Payment Rate by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	$41,137,706,025	25.26%	26.27%	24.82%	26.16%	22.87%	28.42%
2010	2,055,820,848	22.23	22.54	22.83	22.62	21.33	15.05
2011	3,150,540,301	21.71	21.84	21.80	21.74	20.52	14.32
2012	2,893,584,780	24.49	24.98	26.12	26.32	25.03	18.59
2013	2,450,941,425	27.38	24.20	28.11	23.66	25.48	12.94
2014	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$51,688,593,379	24.98%	25.68%	24.75%	25.68%	22.86%	26.32%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	24.83%	21.77%	26.01%	24.71%	23.47%	24.41%	22.53%	23.63%	22.69%	23.08%	19.90%	24.93%
2009	25.72	23.06	27.46	24.94	27.47	34.09	25.83	28.13	26.94	27.71	23.99	28.37
2010	19.50	20.53	23.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	18.54	20.01	22.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	23.83	25.11	28.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	19.68	25.08	29.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	24.46%	21.83%	26.00%	22.99%	23.58%	24.66%	22.62%	23.74%	22.79%	23.20%	20.00%	25.02%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	21.27%	21.80%	22.57%	20.61%	22.63%	21.92%	21.98%	21.50%	20.65%	21.95%	19.69%	21.80%
2008	18.75	19.34	19.70	17.90	20.10	19.22	19.55	19.27	18.64	20.11	18.05	18.83
2009	25.12	26.26	26.65	24.18	27.36	26.14	26.62	26.30	25.64	27.62	24.58	25.97
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	NA/	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	21.24%	21.79%	22.53%	20.57%	22.63%	21.89%	21.98%	21.51%	20.67%	22.00%	19.74%	21.76%

Year of Account Origination	Dec 2011	Nov 2011	Oct 2011	Sep 2011	Aug 2011	Jul 2011	Jun 2011	May 2011	Apr 2011	Mar 2011	Feb 2011	Jan 2011
2006 and earlier	20.81%	20.10%	20.05%	20.54%	21.64%	19.87%	21.69%	20.59%	18.20%	21.84%	18.85%	19.27%
2007	21.73	21.00	20.91	21.84	22.87	21.01	22.93	21.72	19.90	23.81	20.01	19.93
2008	18.87	18.13	18.09	19.01	19.80	18.34	20.19	19.03	17.86	21.21	17.59	17.49
2009	25.99	24.97	25.09	26.27	27.27	25.77	28.48	26.89	25.28	30.02	25.32	25.58
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	20.89%	20.17%	20.13%	20.67%	21.75%	20.00%	21.85%	20.73%	18.44%	22.11%	19.01%	19.37%

Year of Account Origination	Dec 2010	Nov 2010	Oct 2010	Sep 2010	Aug 2010	Jul 2010	Jun 2010	May 2010	Apr 2010	Mar 2010	Feb 2010	Jan 2010
2005 and earlier	20.30%	18.38%	18.00%	19.53%	18.74%	19.04%	19.67%	17.62%	18.42%	18.40%	17.65%	17.53%
2006	23.17	21.16	21.10	22.53	21.85	22.38	23.28	21.01	22.07	22.01	20.85	20.27
2007	21.78	19.60	19.42	20.90	20.19	20.49	21.34	19.25	20.40	20.47	19.23	18.35
2008	19.46	17.42	17.33	18.82	18.27	18.69	19.52	17.75	19.20	19.52	18.20	17.53
2009	28.21	25.74	26.33	28.74	28.33	29.55	31.14	28.62	31.09	31.38	29.43	28.06
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	20.69%	18.72%	18.41%	19.95%	19.19%	19.54%	20.23%	18.17%	19.08%	19.09%	18.23%	17.99%

Year of Account Origination	Dec 2009	Nov 2009	Oct 2009	Sep 2009	Aug 2009	Jul 2009	Jun 2009	May 2009	Apr 2009	Mar 2009	Feb 2009	Jan 2009
2004 and earlier	18.69%	16.02%	17.39%	17.40%	16.90%	18.71%	17.41%	15.83%	17.25%	17.64%	16.58%	17.89%
2005	26.05	22.25	24.50	24.33	23.87	26.50	25.09	22.60	24.97	25.46	23.71	25.08
2006	22.53	19.17	21.03	20.80	20.46	22.67	21.14	19.10	21.20	21.74	20.26	21.50
2007	20.53	17.42	19.04	18.89	18.57	20.79	19.25	17.53	19.66	19.91	19.17	20.37
2008	18.89	17.31	19.57	17.55	21.48	24.25	23.08	20.48	24.02	18.56	27.72	30.10
2009	18.08	31.54	35.13	13.63	52.63	62.80	59.37	37.15	63.13	N/A	N/A	N/A

Total	19.42%	16.89%	18.42%	18.04%	17.90%	19.87%	18.53%	16.75%	18.39%	18.47%	17.65%	19.00%

Revenue Yield

Revenue Yield is the sum of finance charges, fees paid by cardholders and interchange, less a 1.50% servicing fee payable only from interchange. Deductions for finance charge write-offs as well as re-investment income from funds in the interest funding account and the principal funding account are not reflected in revenue yield. The revenue yield percentage is computed by dividing revenue yield by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Revenue Yield by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	$40,679,260,174	18.35%	17.57%	18.00%	19.93%	17.47%	17.71%
2010	2,031,307,809	18.30	16.73	17.93	18.71	17.96	10.07
2011	3,115,202,400	18.65	16.92	17.88	18.77	17.96	10.11
2012	2,864,000,522	18.45	16.38	17.41	17.32	15.84	9.00
2013	2,426,181,299	11.26	9.10	11.09	8.95	8.74	2.98
2014	0	0.00	0.00	0.00	0.00	0.00	0.00

Total	$51,115,952,204	18.03%	17.04%	17.71%	19.28%	17.18%	16.25%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	18.54%	17.19%	17.59%	19.59%	16.16%	17.71%	18.48%	16.51%	18.17%	18.94%	16.64%	16.54%
2009	17.48	16.68	16.73	17.22	16.44	18.35	18.53	16.78	18.69	19.06	16.70	16.46
2010	16.18	18.24	17.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	16.23	18.16	16.71	-1.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	13.38	13.94	12.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	6.70	8.95	8.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	18.15%	17.19%	17.37%	18.05%	16.17%	17.72%	18.48%	16.52%	18.18%	18.95%	16.65%	16.54%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	17.88%	16.30%	17.43%	17.76%	16.11%	16.61%	15.72%	16.50%	16.80%	16.46%	15.87%	16.18%
2008	15.26	14.09	14.78	15.26	13.90	14.23	13.65	14.44	14.78	14.35	13.76	14.03
2009	17.85	16.69	17.46	17.95	16.49	16.75	16.02	16.86	17.10	16.58	15.89	16.00
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	17.75%	16.21%	17.30%	17.64%	16.01%	16.49%	15.62%	16.41%	16.70%	16.36%	15.76%	16.07%

Year of Account Origination	Dec 2011	Nov 2011	Oct 2011	Sep 2011	Aug 2011	Jul 2011	Jun 2011	May 2011	Apr 2011	Mar 2011	Feb 2011	Jan 2011
2006 and earlier	15.89%	16.36%	16.68%	15.22%	16.48%	16.11%	15.69%	17.03%	15.86%	19.26%	19.54%	18.36%
2007	16.85	17.55	17.81	16.70	17.97	17.30	16.98	18.49	17.64	20.66	21.15	19.79
2008	14.04	14.56	14.66	13.71	14.86	14.48	14.14	15.28	14.46	17.18	17.39	16.27
2009	16.28	16.71	16.81	15.70	17.17	16.78	16.54	17.62	16.82	20.69	20.59	19.46
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	15.86%	16.34%	16.64%	15.23%	16.49%	16.10%	15.71%	17.03%	15.91%	19.26%	19.55%	18.36%

Year of Account Origination	Dec 2010	Nov 2010	Oct 2010	Sep 2010	Aug 2010	Jul 2010	Jun 2010	May 2010	Apr 2010	Mar 2010	Feb 2010	Jan 2010
2005 and earlier	18.21%	19.43%	18.88%	18.37%	19.29%	18.06%	19.86%	19.68%	18.26%	19.04%	19.90%	17.97%
2006	19.44	20.77	20.34	19.86	21.16	19.89	21.59	21.28	20.09	20.98	21.80	19.99
2007	19.74	21.13	20.67	20.11	21.32	19.91	21.83	21.72	20.56	21.60	22.51	19.65
2008	16.49	17.65	17.22	16.92	18.08	17.11	18.95	18.97	18.21	19.21	20.18	18.00
2009	19.92	21.18	20.95	20.47	21.05	19.57	20.74	19.79	18.50	18.76	18.80	16.44
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	18.32%	19.55%	19.03%	18.52%	19.48%	18.24%	20.04%	19.84%	18.48%	19.28%	20.13%	18.14%

Year of Account Origination	Dec 2009	Nov 2009	Oct 2009	Sep 2009	Aug 2009	Jul 2009	Jun 2009	May 2009	Apr 2009	Mar 2009	Feb 2009	Jan 2009
2004 and earlier	17.38%	17.81%	17.45%	18.15%	18.32%	17.61%	18.46%	17.63%	17.57%	18.57%	16.97%	13.97%
2005	19.48	19.75	19.40	20.49	20.75	20.01	20.86	20.15	20.12	21.39	18.95	15.08
2006	19.23	19.58	19.36	20.33	20.68	19.94	20.59	19.74	19.77	21.03	19.10	15.82
2007	18.85	19.30	18.92	20.16	20.58	19.79	20.49	19.80	19.76	20.95	20.04	16.33
2008	16.96	18.95	17.60	17.16	21.88	20.94	21.21	19.45	18.39	15.59	21.84	16.52
2009	8.09	20.65	19.11	6.51	30.13	29.42	28.59	16.91	25.80	N/A	N/A	N/A

Total	17.43%	18.19%	17.77%	18.33%	18.90%	18.18%	18.98%	18.08%	18.01%	18.85%	17.51%	14.35%

GLOSSARY OF TERMS

“accounts” means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement. For financial reporting purposes, such accounts exclude inactive, zero balance accounts designated to the master trust that are categorized as converted and lost or stolen accounts.

“additional accounts” consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump additions.

“Citibank” means Citibank, N.A., a national banking association and successor by merger to Citibank (South Dakota), National Association. References to “Citibank” in this Form 8-K include Citibank’s predecessor, Citibank (South Dakota), to the extent the context requires.

“eligible accounts” An “eligible account” is defined to mean a revolving credit card account owned by Citibank, any additional seller or any other affiliate thereof which, as of the master trust cut-off date in 1991 with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank, the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank, the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

“finance charge receivables” consist of periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by Citibank, as well as amounts, if any, representing a discount from the face amount of principal receivables that are treated as finance charge receivables in accordance with the pooling and servicing agreement. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

“lump addition” means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

“master trust” means Citibank Credit Card Master Trust I.

“pooling and servicing agreement” means the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as trustee, including all amendments thereto.

“principal receivables” consist of amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts, minus the portion, if any, of principal receivables which represents a discount from the face amount thereof that Citibank has designated to be treated as finance charge receivables in accordance with the pooling and servicing agreement.

“receivables” means all amounts shown on the servicer’s records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

“Receivables Outstanding” as defined on page 8.

“trust monthly reporting period” means, with respect to a particular month, the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month.

# # #

Certain statements contained herein are “forward-looking statements” within the meaning of the rules and regulations of the Securities and Exchange Commission. Generally, forward-looking statements are not based on historical facts but instead represent only the beliefs of Citibank, N.A. regarding future events. Such statements may be identified by words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may increase”, “may fluctuate” and similar expressions, or future or conditional verbs such as “will”, “should”, “would” and “could”. These statements are based on the current expectations of Citibank and are subject to uncertainty and changes in circumstances. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. In particular, forward-looking statements contained herein are based on certain estimates of cardholder preferences, industry competition, general economic conditions and other matters which cannot be predicted with certainty. You should not put undue reliance on any forward-looking statements, which speak only as of the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A., as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I (Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: August 1, 2014